UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 1, 2013

Urologix, Inc. (Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-28414	41-1697237
(Commission File Number)	(I.R.S. Employer Identification No.)

14405 21st Avenue North
Minneapolis, MN	55447
(Address Of Principal Executive Offices)	(Zip Code)

(763) 475-1400
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 and 3 through 8 are not applicable and therefore omitted.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Urologix, Inc. (the “Company”) hereby furnishes as Exhibit 99.1 a press release issued on May 1, 2013 disclosing material non-public information regarding its results of operations for the third quarter of fiscal year 2013 ended March 31, 2013. Also furnished with this Form 8-K as Exhibit 99.2 are certain remarks of Brian J. Smrdel, the Company’s Chief Financial Officer, made at a related telephone conference held on May 1, 2013.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release issued on May 1, 2013.

99.2	Certain remarks of Brian J. Smrdel, Chief Financial Officer, at a telephone conference held on May 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UROLOGIX, INC.

By:	/s/ Brian J. Smrdel
Brian J. Smrdel
Chief Financial Officer

Date: May 2, 2013